Securities Act File No. 333-87237


                                 STOCKBACK FUND

                       Supplement dated November 14, 2001
                         to Prospectus dated May 1, 2001

1. Throughout the Prospectus, all references to "Participating Merchant", "Participating Merchants", "Public Merchant", "Public Merchants", and "Consumer Stock Ownership Program" are replaced with "Participating Retailer", "Participating Retailers", "Public Retailer", "Public Retailers" and "Stockback Program," respectively.

2. INTRODUCTION - On page 3, the first paragraph is revised to read as follows:

Stockback, LLC ("Stockback") and its affiliates operate a Web site (http://www.stockback.com), as part of the Stockback program ("Stockback Program"), sponsored by Stockback Capital, LLC ("Stockback Capital"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Web site allows customers to directly access the Web sites of providers of goods and services that participate in the Stockback Program. In addition, each time a Member purchases goods or services with the Stockback MasterCard issued by Chase Manhattan Bank USA, National Association ("Chase") and has a Stockback MasterCard account in good standing with Chase, Chase will rebate a percentage of the purchase price in cash and forward it for deposit by Stockback Capital for the benefit of the Member, whether or not the purchase is from another Participating Retailer. Customers in selected geographic areas can also make purchases offline at retail stores and other locations of certain providers of goods and services. We refer to both online and offline providers of goods and services, including Chase, as Participating Retailers or Retailers. You can find a current list of online and offline Participating Retailers at www.stockback.com. From time to time, Stockback may rebate an additional percentage of the purchase price on purchases of goods or services from one or more Participating Retailers or make other payments for deposit by Stockback Capital for the benefit of the Member making the purchase.

3. HOW YOU MAY PURCHASE AND REDEEM FUND SHARES--PURCHASES OF GOODS AND SERVICES FROM PARTICIPATING RETAILERS - The first full paragraph on page 10 is revised to read as follows:

Each time you purchase a good or service with the Stockback MasterCard and have a Stockback MasterCard account in good standing with Chase or each time you purchase a good or service from another Participating Retailer, the Participating Retailer will rebate (on a daily, weekly, monthly, quarterly or other basis, depending on the Retailer's payment processing procedures) a particular percentage of the purchase price ("Rebate Percentage") in cash and forward it for deposit by Stockback Capital for your benefit. Within 30 days of making a purchase, Stockback Capital will advise you of the rebate amount that you will receive from that purchase (unless you have already returned the good or obtained a refund on the service). Each Participating Retailer is required to forward your cash rebates within 90 days after your purchase (except that Chase is required to forward your cash rebates within 75 days of the end of the credit card billing cycle in which your purchase occurred), unless you have already returned the good or obtained a refund on the service. Stockback Capital will deposit those amounts with a bank escrow agent (currently, Bank of New York Insurance Trust and Escrow Department) in an escrow account for the benefit of each of Stockback Capital's investment accounts. These cash rebates will be held with the bank escrow agent for your benefit and your portion of such cash rebates will be reflected in your investment account balance.

The following disclosure is added as the fourth paragraph on page 11:

From time to time, Stockback may rebate an additional percentage of the purchase price on purchases of goods or services from one or more Participating Retailers or make other payments for deposit by Stockback Capital for the benefit of the Member in accordance with the time frames and procedures that apply to rebates forwarded by a Participating Retailer for deposit by Stockback Capital for the benefit of the Member.

4. HOW YOU MAY PURCHASE AND REDEEM FUND SHARES--PURCHASES OF FUND SHARES WITH FUNDS IN YOUR STOCKBACK CAPITAL ACCOUNT - The second sentence of the paragraph carrying over from page 11 to page 12 is revised to read as follows:

Unless you have already returned the good or obtained a refund on the service, each Participating Retailer is required to forward your cash rebates within 90 days after your purchase (except that Chase is required to forward your cash rebates within 75 days of the end of the credit card billing cycle in which your purchase occurred), provided that you have opened an investment account with Stockback Capital.

5. FEES PAID TO STOCKBACK BY PARTICIPATING RETAILERS - On page 15, the first full paragraph is revised to read as follows:

As disclosed above, Stockback will receive fees from Participating Retailers for services provided in connection with the Stockback Program. The fees payable by Participating Retailers to Stockback generally may take one of two forms. First, a Retailer might agree to pay Stockback an amount equal to a percentage of the dollar amount of each purchase you make. Second, a Retailer might agree to pay Stockback an annual fee or a fixed dollar amount in connection with each purchase you make. Also, a Retailer might pay Stockback a specified amount for each new customer that Stockback introduces to the Retailer and, in addition, Chase might pay Stockback a specified amount for each new customer that Stockback introduces to Chase or for each active Chase customer who holds a Stockback MasterCard account with Chase that is in good standing during a specified period of time.